Exhibit 10.2

GUARANTEE

9.000% Senior Secured Notes due 2012

Each entity listed on the signature page hereto (hereafter referred to as a “Guarantor,” which term includes any successors or assigns under the Indenture, dated as of December 20, 2004, among the Issuers (as defined below), the Guarantors (as defined therein) and The Bank of New York Trust Company, N.A., as trustee (the “Indenture”), as amended or supplemented by any amendments or supplemental indentures thereto), has executed either the Indenture or a supplemental indenture in substantially the form attached as Exhibit E to the Indenture and has irrevocably and unconditionally guaranteed on a senior secured basis the Guarantee Obligations (as defined in Section 11.1 of the Indenture), which include: (i) (A) the due and punctual payment in full of the principal of and premium, if any, and Interest and Liquidated Damages, if any, on the 9.000% Senior Secured Notes due 2012 (the “Notes”) of Virgin River Casino Corporation, a Nevada corporation (“Virgin River”), RBG, LLC, a Nevada limited-liability company (“RBG”), and B & B B, Inc., a Nevada corporation (“B&BB” and, collectively with Virgin River and RBG, the “Issuers,” which term includes any successors to any of such persons under the Indenture), whether at maturity, by acceleration, call for redemption, upon a Change of Control Offer, an Asset Sale Offer or otherwise, (B) the prompt payment in full of all Interest on overdue principal of and premium, if any, and (to the extent permitted by law) Interest on any Interest, if any (and Liquidated Damages, if any), on the Notes, and (C) the due and punctual payment when due and performance of all other Obligations of the Issuers to the Holders or the Trustee under the Notes, the Indenture, the Collateral Agreements and the Registration Rights Agreement (including fees, expenses or otherwise), all in accordance with the terms thereof; and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, the due and punctual payment when due and performance of the same in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration, call for redemption, upon a Change of Control Offer, an Asset Sale Offer or otherwise, provided, however, that the obligations of each Guarantor under this Guarantee shall be limited to the extent necessary to insure that it does not constitute a fraudulent conveyance under applicable law.

This Guarantee is secured by substantially all of the assets of the Guarantors, subject to certain exceptions and limitations more fully set forth in the Indenture and Collateral Agreements.

The obligations of each Guarantor to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article XI of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee.

No direct or indirect stockholder, member, manager, employee, officer or director, as such, past, present or future of the Issuers, the Guarantors or any successor entity shall have any personal liability in respect of the Issuers’ obligations or the obligations of the Guarantors under the Indenture, the Notes, the Guarantees, the Registration Rights Agreement, the Intercreditor Agreement or the Collateral Agreements solely by reason of his, her or its status as such stockholder, member, manager, employee, officer or director, except that this provision shall in no way limit the obligation of any Guarantor pursuant to any Guarantee.

This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon each Guarantor and its successors and assigns until full and final payment of all of the Issuers’ obligations under the Notes and Indenture or until released or defeased in accordance with the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders, and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Guarantee of payment and performance and not of collectibility.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

THE TERMS OF ARTICLE XI OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B); PROVIDED, THAT WITH RESPECT TO THE CREATION, ATTACHMENT, PERFECTION, PRIORITY, ENFORCEMENT OF AND REMEDIES RELATING TO THE SECURITY INTEREST IN ANY REAL PROPERTY COLLATERAL, THE GOVERNING LAW MAY BE THE LAWS OF THE JURISDICTIONS WHERE SUCH COLLATERAL IS LOCATED WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF.

Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

IN WITNESS WHEREOF, each Guarantor has caused this instrument to be duly executed.

Dated:  December 31, 2006

Black Gaming, LLC
a Nevada limited-liability company

By:	/s/ Robert R. Black, Sr.
Name: Robert R. Black, Sr.
Title: Manager

R. Black, Inc.
a Nevada corporation

By:	/s/ Robert R. Black, Sr.
Name: Robert R. Black, Sr.
Title: President